A series of Investment Managers Series Trust

Supplement dated August 19, 2013 to the
Summary Prospectus, Prospectus and Statement of Additional Information
each dated December 31, 2012

Effective August 1, 2013, Jackson Park Capital, LLC, the investment advisor to the Fund, has a new address.  All references in the Prospectus and Statement of Additional Information dated December 31, 2012 to the Advisor’s principal address are hereby replaced with:

175 West Canyon Crest Road, Suite 202
Alpine, Utah 84004.

Effective August 31, 2013, the following table replaces the minimum investments table under the heading “Purchase and Sale of Fund Shares” on page 4 of the Summary Prospectus and Prospectus and under the heading “Purchase of Shares” on page 10 of the Prospectus:

	Investor Class		Institutional Class
Minimum Investments	To Open Your Account	To Add to Your Account	To Open Your Account	To Add to Your Account
Direct Regular Accounts	$2,500	$100	$10,000	$250
Traditional and Roth IRA Accounts	$1,000	$50	$2,500	$100
Automatic Investment Plan	$100	$50	$2,500	$100
Gift Account For Minors	$1,000	$50	$2,500	$100

All reference to $1,000,000 minimum initial investment for the Institutional Class is replaced with $10,000.

Please file this Supplement with your records.